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                                                                   EXHIBIT 10.17

                                eONE Global, LP
                      California Long-Term Incentive Plan

                Exercise Notice and Share Repurchase Agreement



eONE Global, LP
c/o First Data Corporation
11718 Nicholas Street
M-10
Omaha, NE  68154
Attention:  David Treinen


     1.    Exercise of Option.  Effective as of today, February 1, 2001, the
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undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase
4,221,657 Shares of eONE Global, LP under and pursuant to the eONE Global, LP California Long-Term Incentive Plan (the "Plan") and the Option Agreement dated November 16, 2000 (the "Option Agreement").

     1.1   Delivery of Payment.  Optionee herewith delivers to the Company the
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full purchase price of the Shares, as set forth in the Option Agreement.

     1.2   Section 83(b) Election.  Optionee acknowledges his or her
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understanding that the Optionee may file with the Internal Revenue Service an election pursuant to Section 83(b) of the Code (a "Section 83(b) Election"), no later than 30 days after the date of exercise, to include in his or her gross income the amount, if any, by which the Fair Market Value of the purchased but unvested Shares as of the date of exercise exceeds the aggregate purchase price paid by the Optionee for such Shares. Before filing a Section 83(b) Election with the Internal Revenue Service, the Optionee shall (i) notify the Company of such election by delivering to the Company a copy of the fully-executed Section 83(b) Election Form attached hereto as Exhibit D and (ii) pay to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority with respect to the purchase of the unvested Shares, other otherwise make arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise.

     1.3   Treatment of Exercise.  Prior to an Incorporation, for federal
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income tax purposes, Optionee agrees to report the exercise of any Option as if
(i) immediately prior to the exercise of the Option the Company transferred to eONE Global, LLC (as compensation to eONE Global, LLC for management services performed for the Company) a cash payment equal to the Option's "Spread," which is the excess, if any, of the Capital Account balance (as determined under the LP Agreement) attributable to the Shares to be issued upon exercise of the Option (the "Option Shares") over the Exercise Price under the Option; (ii) eONE Global, LLC immediately thereafter paid such cash to the Optionee, as compensation for services rendered by the Optionee as an employee of eONE Global, LLC; and (iii) the Optionee immediately thereafter contributed such cash to the capital of the Company and, in exchange for such cash deemed contributed and the Exercise Price actually contributed by the Optionee, received the Option Shares; provided, however, that if, upon exercise, the Optionee receives Initial Option Shares which are not vested, then in lieu of payments equal to the Spread (under the foregoing

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mechanics) being deemed to have been made at the time of exercise, payments equal to the excess of the Fair Market Value of such Initial Option Shares over the Exercise Price under the Option (under the foregoing mechanics) shall be deemed to be made immediately prior to the time such Initial Option Shares vest; provided, further, that the foregoing proviso shall only apply in the event such Optionee does not file a timely election under section 83(b) of the Code with respect to such Initial Option Shares as of the time the Option is exercised.

     1.4   Representations of Optionee.  Optionee acknowledges that Optionee has
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received, read and understood this Exercise Notice and Share Repurchase
Agreement (this "Agreement"), the Plan, the Option Agreement and the LP Agreement and agrees to abide by and be bound by their terms and conditions. Optionee also agrees that, as a condition to the exercise of the Option, the Optionee will be required to become a party to the LP Agreement and the Shares acquired upon the exercise of the Option will be held subject in all respects to the terms and conditions of the LP Agreement. In addition, if the Shares issued have not been registered for sale by the Company or Newco to the Optionee (on Form S-8 or otherwise), the Optionee will be required to become a party to the Registration Rights Agreements dated as of November 16, 2000 among the Company and certain security holders referred to therein (the "Registration Rights Agreement"); provided, however, that the Optionee shall have no registration rights under the Registration Rights Agreement other than rights to join a Piggyback Registration pursuant to Sections 3.1-3.5 of the Registration Rights Agreement; and provided further, that such rights will apply solely in respect of a registration in which FDC (or the FDC Holders) or IFG (or the Holders of Registrable Securities Transferred from IFG or its affiliates) will be included as Selling Holders (as such capitalized terms are used in the Registration Rights Agreement).

     1.5   Rights as Partner or Stockholder.  Until the issuance or delivery of
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the Shares, no rights as a partner or stockholder shall exist with respect to the Shares subject to the Option, notwithstanding any exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right prior to the date of issuance except as provided in Section 3.4 of the Option Agreement.

     2.    Share Repurchase.
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     2.1   Call Option. Upon a Call Event, as hereafter defined, the Company
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shall have the right (but not the obligation) in its sole discretion to repurchase any or all of the Option Shares. A "Call Event" shall occur if (i) the Optionee's employment with the General Partner or the Company terminates for any reason other than by involuntary termination without Cause; (ii) the Optionee dies; (iii) the Optionee attempts to sell, exchange, transfer or otherwise dispose of any Option Shares; (iv) the Optionee is declared bankrupt or insolvent by any court of competent jurisdiction; (v) the Optionee pledges, hypothecates or otherwise encumbers any of his or her Option Shares for the purpose of securing any indebtedness; (vi) the Optionee has any of his or her Option Shares foreclosed against or levied upon for the payment of such Optionee's debts or obligations; (vii) the Optionee is adjudged to be mentally incompetent by a court of competent jurisdiction; (viii) the Optionee is directed to assign any of his or her Option Shares to such Optionee's spouse or to any other Person under a divorce proceeding; or (ix) the Optionee materially breaches an employment agreement or restrictive covenant with the Company; provided, however, that, notwithstanding clause (i) herein, a Call Event shall occur upon the Optionee's involuntary termination without Cause only with respect to the Optionee's unvested Option Shares.

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     2.2   Exercise of Repurchase Option.  If the Company repurchases any Option
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Shares pursuant to this Section 2, it shall pay to the Optionee or his or her legal representative a purchase price equal to:

     (a) in the case of Option Shares purchased by the Optionee during the Initial Exercise Period ("Initial Option Shares") which are not vested at the time of repurchase, the lesser of the Exercise Price or the Fair Market Value of an Option Share as of the date the Company elects to repurchase the Initial Option Shares; provided, however, that if the Call Event occurs as a result of the termination of the Optionee's employment by reason of Retirement, the purchase price per Initial Option Share shall be the greater of the Exercise Price or the Fair Market Value of such Option Share as of the date the Company elects to repurchase such Initial Option Shares; and provided further, that if the Call Event occurs as a result of the termination of the Optionee's employment with the General Partner or the Company by reason of death or Disability, the unvested Initial Option Shares shall become vested in accordance with Section 2.2 of the Agreement and the purchase price per vested Initial Option Share shall be determined in accordance with the first proviso contained in Section 2.2(b) hereof; and provided further, that if the Call Event occurs as a result of involuntary termination of employment for any reason other than Cause then the purchase price per Initial Option Share shall be equal to the Exercise Price of such Option Shares;

     (b) in the case of Initial Option Shares which are vested at the time of repurchase, the Fair Market Value of such Option Shares as of the date the Company elects to repurchase such Initial Option Shares; provided, however, that if the Call Event occurs as a result of the termination of the Optionee's employment with the General Partner or the Company by reason of death, Disability or Retirement, then the purchase price per Initial Option Share shall be the greater of the Exercise Price or the Fair Market Value of such Option Share as of the date the Company elects to repurchase such Initial Option Shares; and provided further, that, if the Call Event occurs as a result of the termination of the Optionee's employment with the General Partner or the Company for Cause or as a result of the Optionee having materially breached an employment agreement or restrictive covenant with the General Partner or the Company, then the purchase price per Initial Option Share shall be the lesser of the Exercise Price or the Fair Market Value of such Option Share as of the date the Company elects to repurchase such Initial Option Shares; and

     (c) in the case of Option Shares purchased by the Optionee after the Initial Exercise Period ("Standard Option Shares"), the Fair Market Value of such Option Shares as of the date the Company elects to repurchase such Standard Option Shares; provided, however, that if the Call Event occurs as a result of the termination of the Optionee's employment with the General Partner or the Company for Cause or as a result of the Optionee having materially breached an employment agreement or restrictive covenant with the General Partner or the Company, then the purchase price per Standard Option Share shall be the lesser of the Exercise Price or the Fair Market Value of such Option Share as of the date the Company elects to repurchase such Standard Option Shares.

The Company's right to repurchase Option Shares shall expire one year after the later of (x) the date the Company receives notice of the Call Event or (y) the date the Option is exercised. The Company's repurchase rights shall be in addition to any other rights or remedies that the Company may have under this Agreement, the LP Agreement or otherwise. If the Company elects to repurchase any Option Shares pursuant to this Section 2.2, the Company shall deliver to the Optionee, within the one year period described in this Section, a notice setting forth the

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number of Option Shares that it has elected to repurchase. If the Company repurchases any of the Option Shares held by the Optionee pursuant to this Section, the Optionee shall deliver to the Company a certificate or certificates or other document or instrument representing the Option Shares being repurchased, duly endorsed or otherwise in proper form for transfer, against payment of the required purchase price by cash, check or by cancellation of all or a portion of any outstanding indebtedness of the Optionee to the Company (or in the case of repurchase by an assignee, to the assignee).

     2.3   Put Options.  (a)  Subject to the provisions of Section 2.3(e), in
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addition to the other Put Options described in Sections 2.3(b) and 2.3(c), if
iFormation Group Holdings, L.P. ("IFG") or First Data Corporation ("FDC") exercises its Put/Call Right pursuant to Section 3.3 of the agreement among Members and Limited Partners dated as of November 16, 2000 between FDC and IFG (the "Member Agreement") prior to the Optionee's termination of employment, then, on the first anniversary of the closing of the exercise of such Put/Call Right, the Optionee may require the Company to repurchase any or all of the Optionee's vested Option Shares pursuant to this Section 2.3(a) at a purchase price per Option Share equal to the greater of the price paid by IFG or FDC pursuant to the exercise of the Put/Call Right pursuant to Section 3.3 of the Member Agreement for each Common Paired Interest (as defined in the Member Agreement) or the Fair Market Value of such Option Shares as of such first anniversary.

     (b) Subject to the provisions of Section 2.3(e), in addition to the other Put Options described in Sections 2.3(a) and 2.3(c), on each of November 16, 2005 and November 16, 2007, the Optionee may require the Company to repurchase up to 50% of any vested Option Shares held by the Optionee at such time pursuant to this Section 2.3(b) at a purchase price equal to the Fair Market Value of such Option Shares as of such dates, respectively.

     (c) Upon the Optionee's termination of employment under the circumstances described in clauses (i), (ii) or (iii) below, in addition to the other Put Options described in Sections 2.3(a) and 2.3(b), if the Company does not elect to repurchase any portion of the Optionee's Option Shares pursuant to Section 2.2, the Optionee or the Optionee's executor, administrator, legal representative, beneficiary or similar person may require the Company to repurchase any or all of such Option Shares at a purchase price equal to:

     (i) in the case of the Optionee's involuntary termination of employment with the General Partner or the Company for any reason other than Cause or breach of an employment agreement or restrictive covenant with the General Partner or the Company, with respect to such Optionee's vested Option Shares, the greater of the Exercise Price or the Fair Market Value of such Option Shares as of the date the Company repurchases such Option Shares and, with respect to such Optionee's unvested Option Shares, the Exercise Price of such Option Shares;

     (ii) in the case of the Optionee's termination of employment with the General Partner or the Company due to death or Disability,

     (A) with respect to Initial Option Shares, the greater of the Exercise Price or the Fair Market Value of such Option Shares, whether vested or unvested, as of the date the Company repurchases such Initial Option Shares; and

     (B) with respect to Standard Option Shares, the Fair Market Value of such Option Shares as of the date the Company repurchases such Standard Option Shares; and

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     (iii) in the case of the Optionee's termination of employment with the
General Partner or the Company due to Retirement, with respect to such Optionee's Option Shares, the Fair Market Value of such Option Shares, whether vested or unvested, as of the date the Company repurchases such Option Shares.

     (d) The Optionee's right to require the Company to repurchase any Option Shares pursuant to this Section 2.3 shall expire (i) in the case of Section 2.3(a), 30 days after the one-year anniversary of the closing of the exercise of such Put/Call Right pursuant to Section 3.3 of the Member Agreement; (ii) in the case of Section 2.3(b), 30 days after November 16, 2005 and November 16, 2007 (as applicable) and (iii) in the case of Section 2.3(c)(i), 30 days after the effective date of the Optionee's termination of employment and, in the case of
Section 2.3(ii), one year after the effective date of the Optionee's termination of employment. If the Optionee requires the Company to purchase any Option Shares pursuant to this Section 2.3, the Optionee shall deliver to the Company, within the period described in the preceding sentence, a notice setting forth the number of Option Shares that the Optionee requires the Company to repurchase. Upon the Company's repurchase of any of the Option Shares held by the Optionee pursuant to this Section 2.3, the Optionee shall deliver to the Company a certificate or certificates or other document or instrument representing the Option Shares being repurchased in the manner described in
Section 2.2.

     (e) If the Company repurchases any Option Shares pursuant to Sections 2.3(a) or 2.3(b), the Company shall pay the Optionee an amount in cash for such Option Shares only to the extent that the amount paid by the Company for such Option Shares does not exceed 25% of the Company's net cash flow (as determined in accordance with generally accepted accounting principles) and reflected on the Company's audited Statement of Cash Flows for the Company's fiscal year immediately preceding the date of such repurchase, and the balance shall be paid by issuance of a promissory note.

     2.4   Transferees Subject to Agreement.  Subject to the LP Agreement, if
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the Call Event giving rise to the repurchase rights of this Section 2 involves clauses (ii), (iii), (vi) or (viii) of the definition of Call Event, those Option Shares that have become vested and which have not been purchased by the Company may be transferred or disposed (A) as provided therein, in the case of clauses (iii), (vi) and (viii) of the definition, and (B) pursuant to such Optionee's will, in the case of clause (ii); provided, however, that in each case any such transferee or heir shall become a party to and bound by this Agreement and the LP Agreement as the Optionee with respect to such Option Shares.

     3.    Termination of Call Option and Put Options.
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     3.1   Call Option.  The Call Option set forth in Section 2.1 shall
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terminate upon the date of an IPO or Spin-Off; provided, however, that with respect to an Optionee's Initial Option Shares which are unvested at the time of repurchase, the Call Option set forth in Section 2.1 shall survive an IPO or Spin-Off and shall thereafter terminate upon the date such Initial Option Shares become vested pursuant to the Award Notice.

     3.2   Put Options.  The Put Options set forth in Section 2.3 shall
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terminate  as follows:

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     (a)   with respect to the Put Option set forth in Section 2.3(a), upon the earlier of (i) the date of an IPO or Spin-Off or (ii) the Optionee's termination of employment due to voluntary termination for any reason other than Retirement or involuntary termination for Cause;

     (b) with respect to the Put Option set forth in Section 2.3(b), upon the earlier of (i) the date of an IPO or Spin-Off or (ii) the Optionee's termination of employment for any reason; and

     (c) with respect to the Put Option set forth in Section 2.3(c), upon the date of an IPO or Spin-Off.

     4.    Tax Consultation.  The Optionee understands that the Optionee may
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suffer adverse tax consequences as a result of the Optionee's purchase or disposition of the Shares, or as a result of any Option Shares becoming vested. The Optionee represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company for any tax advice.

     5.    Restrictive Legends and Stop-Transfer Orders.
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     5.1   Legends.  The Optionee understands and agrees that the Company shall
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cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) or other document or instrument evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

   THE SHARES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THEREOF OR UNLESS THE TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION. THE COMPANY MAY REQUIRE A WRITTEN OPINION OF COUNSEL (FROM COUNSEL ACCEPTABLE TO THE COMPANY) SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER. THIS INSTRUMENT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS INSTRUMENT

   THE SHARES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND REPURCHASE OPTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

     5.2   Stop-Transfer Notices.  The Optionee agrees that in order to ensure
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compliance with the restrictions referred to herein, the Company may issue appropriate "stop

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transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     5.3   Refusal to Transfer.  The Company shall not be required (i) to
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transfer any Shares that purportedly have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purported purchaser or other transferee to whom such Shares shall have been so transferred.

     6.    Successors and Assigns.  The Company may assign any of its rights
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under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

     7.    Interpretation.  Any dispute regarding the interpretation of this
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Agreement shall be submitted by the Optionee or by the Company forthwith to the
Committee which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.

     8.    Governing Law; Severability.  This Agreement shall be governed by
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the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

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     9.    Entire Agreement.  The Plan, the Option Agreement and the LP
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Agreement are incorporated herein by reference. This Agreement, the Plan, the
Option Agreement, the LP Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee.

Submitted by:                         Accepted by:

Optionee:                             eONE GLOBAL, LP

_____________________________         By:  eONE Global, LLC, its General Partner
Signature

                                         By:  _____________________________
_____________________________                 Name:
Print Name                                    Title:

                                              _______________________
                                              Date Received

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